Exhibit 99.4

Investor Presentation

July 2008

Cautionary Note on Forward-Looking Statements

This document and the presentations made in connection with this document contain forward-looking statements. Statements that are not historical facts, including statements about XL’s beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates, and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the risk that the transactions described herein are not completed for any reason; (b) greater risk of loss in connection with obligations guaranteed by certain of our insurance company operating affiliates due to recent deterioration in the credit markets stemming from the poor performance of sub-prime residential mortgage loans; (c) greater frequency or severity of claims and loss activity than XL’s underwriting, reserving or investment practices anticipate based on historical experience or industry data; (d) trends in rates for property and casualty insurance and reinsurance; (e) developments in the world’s financial and capital markets that adversely affect the performance of XL’s investments or access to such markets including, but not limited to, further market developments relating to sub-prime and residential mortgages; (f) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors; (g) changes in the size of XL’s claims relating to natural catastrophe losses due to the preliminary nature of some reports and estimates of loss and damage to date and (h) the other factors set forth in XL’s most recent reports on
Form 10-K, Form 10-Q, and other documents on file with the Securities and Exchange Commission, as well as management’s response to any of the aforementioned factors.  XL undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future developments or otherwise.

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© 2008, XL Capital Ltd, All rights reserved

Ticker

 (listing):

XL (NYSE)

Common

Mandatory

$[2,000] million

(plus 15% greenshoe)

$[500] million

(plus 15% greenshoe)

Targeted

Offering Size:

—

3 year unit structure mandatory

—

Coupon [tbd]

—

Conversion premium [tbd]

Common Dividend:

Annual dividend of $1.52 reduced to $0.76 (as of July 25)

Use of Proceeds:

Funding SCA Agreement & General corporate purposes including the repayment of certain debt

Anticipated Pricing:

July 29, 2008

Bookrunners:

Goldman, Sachs & Co., UBS Investment Bank

Offering Summary

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© 2008, XL Capital Ltd, All rights reserved

XL Senior Management Team
(in speaking order)

Mike McGavick                      CEO

Dave Duclos                                   Chief Executive of Insurance operations

Jamie Veghte                              Chief Executive of Reinsurance operations

Sarah Street                                    Chief Investment Officer

Brian Nocco                                      Chief Financial Officer

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© 2008, XL Capital Ltd, All rights reserved

Priorities for XL Capital

Resolve SCA issues

Institutionalize risk management & simplify
the business model:

Take enterprise risk management to next level

Focus exclusively on P&C businesses

Review strategic opportunities for Life Reinsurance

Increase accountability & a flatter leadership structure

Streamline expenses

Simplify investment portfolio over time

Increased stability of earnings & capital

Maintain strong ratings

Position XL core
businesses for
Industry-Leading
Returns

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© 2008, XL Capital Ltd, All rights reserved

SCA Agreement

On Quarter 1 earnings call, committed to investors that we would resolve

Agreement now signed

Background to exposures: gross notional $66 billion

Agreement extinguishes existing reinsurance & service agreements:

Commutation of XL’s exposures under all reinsurance agreements; as a result of which $65bn guarantee will no longer have any force or effect (1)

Payment terms:

$1,775m cash payment

8m XL shares (subject to 6 month lock-up)

Transfer of XL’s 46% ownership of SCA

Charge of $1.4bn to $1.5bn will be reported in Q3 2008

(1)  The agreement requires SCA to use commercially reasonable efforts to commute its obligations to the European Investment
      Bank (which are guaranteed by XLI): gross notional exposure = $1.1bn

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Simplify: XL’s enterprise risk management will be at a new
level through the following actions

Resolve SCA issues

Relentless focus on core franchise: global P&C businesses

Review strategic alternatives for Life Reinsurance

Increase accountability and a flatter leadership structure

Hire Chief Enterprise Risk Officer

Simplify operational model: discipline & streamlining

Eliminate approximately $110m - $120m from 2008 run-rate resulting in a charge in the range of $50m - $60m (majority Quarter 3). Delivers net year-
on-year expense savings of approximately $70m: we will make this partially available for re-investment in our Insurance businesses

Global platform built: no major acquisitions

Simplify and re-align the investment portfolio

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© 2008, XL Capital Ltd, All rights reserved

XL’s Competitive Advantage

• Unique insight in our sector: two businesses each
right-sized yielding breadth & depth

• Commercial & Wholesale lines focus

• Superior technical underwriting and analytical skills

• Structural and operational efficiencies

• Our culture

Insurance

Global
specialty foot-
print yields only
a handful of
competitors

Reinsurance

Agility,
Flexibility &
Optimal
positioning in
terms of market
reach

Dual Platform

Barrier to
Entry

Agility in
Cycle;
“Bellows”

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© 2008, XL Capital Ltd, All rights reserved

XL’s underlying results are strong:
Underwriting Result 2004 to H1 2008

96.7%

93.6%

91.7%

91.4%

95.2%

22.1%

20.1%

0%

20%

40%

60%

80%

100%

120%

140%

2004

2005

2006

2007

H1 2008

CR excl KRW & Winterthur

KRW

Winterthur

96.0%

93.6%

88.5%

88.8%

92.9%

27.3%

12.0%

0%

20%

40%

60%

80%

100%

120%

140%

2004

2005

2006

2007

H1 2008

CR excl KRW & Winterthur

KRW

Winterthur

95.1%

93.6%

83.4%

83.9%

88.3%

33.2%

0%

20%

40%

60%

80%

100%

120%

140%

2004

2005

2006

2007

H1 2008

CR excl KRW

KRW

INSURANCE

REINSURANCE

TOTAL

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© 2008, XL Capital Ltd, All rights reserved

XL is an Industry-Leading Franchise

Leading Global Player

Q2 2008 Total Assets:                                      $52bn

Pro Forma Equity(1):                                             $9.6bn

Financial Strength Ratings:                     A1/A+/A/A+

             (Moody’s, S&P, AM Best, Fitch)

Q2 2008 LTM Gross Premiums: $8.4bn

Offices:                                                                                           77

Countries:                                                                                  27

Our Business Strategy

Focus on global P&C Insurance /
Reinsurance

Insurance:

Global program capabilities in over
100 countries

Leading market competitor in all
chosen product lines

Products, segments, geography

Reinsurance:

Specialty focus with excess of loss
bias

Discipline & flexibility to grow
business in markets only with
attractive returns

(1) Comprises Common & Equity Security units (Mandatory) as at 6/30/08

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© 2008, XL Capital Ltd, All rights reserved

Insurance Segment

Premiums Written ($bn)

The business

Global commercial footprint

Transformed from niche excess player
to global commercial company through
tactical and organic growth

Approx 60% of premiums from
international (non-US) operations

Product breadth & depth

Strategic partner of choice

Lead market player, delivering multiple
products, services and capacity

Extensive risk engineering capabilities
(XL GAPS, Casualty, Environmental)

Technical Claims expertise

Barriers to entry

58 offices in 25 countries

Capability to issue policies in over 100
countries (through partners)

$3.7

$4.4

$4.3

$4.2

$4.2

$2.4

$1.5

$1.5

$1.5

$1.4

$1.2

$0.6

$0.7

$5.2

$5.9

$5.8

$5.6

$5.4

$3.0

$3.0

$2.3

2003

2004

2005

2006

2007

Q2

2007

YTD

Q2

2008

YTD

Net Premiums Written

Gross premiums Written

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© 2008, XL Capital Ltd, All rights reserved

Premium breakdown (total $5.4bn)

Market Position

XL Insurance
2007 Gross Written Premium by product

E&S 1%

Property 16%

Casualty 25%

Professional

28%

Specialty 30%

Market leader in global programs,
professional lines, aviation and
environmental

Growth areas

Continued build-out of US excess and
surplus unit, private commercial

Expansion into upper middle markets

Emerging market

Strong reinsurance support, leading
capacity in the market

Specialty expertise and worldwide
presence mitigate cyclical pressures

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Insurance Market Outlook

Profit Focus

Optimize ROE over cycle; strategic view

Expect further market softening near term;  selectively write new business and renew existing profitable business

Manage cost structure, leverage platform, invest in technology infrastructure

Growth Strategy

Product, Geography, Segment

Further penetration in established products and geographies

Expansion in targeted segments and emerging markets

Cycle Management

Enhanced metrics (e.g. pricing models, breakpoint analysis)

Consistency of underwriting process

Integration of risk management practices, including operational risk

Positioning: ready and able

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Reinsurance Segment

Premiums Written ($bn)

The business

Diversified, specialty franchise

Agile and flexible model

Non-Life NPW grew 190%
through hard market 2001–2004

Disciplined cycle management
in current environment

Selective opportunistic underwriting
to achieve consistently high returns

Not market-share driven

$2.9

$2.9

$2.7

$2.4

$2.1

$1.6

$1.2

$0.6

$0.6

$0.6

$0.7

$0.6

$0.3

$0.2

$3.4

$3.5

$3.4

$3.1

$2.7

$1.9

$1.5

2003

2004

2005

2006

2007

Q2

2007

YTD

Q2

2008

YTD

Net Premiums Written

Gross premiums Written

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© 2008, XL Capital Ltd, All rights reserved

North America
Caribbean
Central America
South America
Europe & Russia
Africa
Middle East
Asia
Australasia & Pacific

Reinsurance Segment Geographic Profile
In 2007, we wrote roughly $2.7 billion of premium, with 410 staff in 21 locations

GWP

$1.07b

No of Locations

10

XLRA (US and Canada)

XL Re Emerging Markets

XL Re Bermuda

XL Re Europe

68

Headcount

6

No of Locations

$0.26b

GWP

45

Headcount

1

No of Locations

$0.62b

GWP

133

Headcount

164

Headcount

4

No of Location

$0.68b

GWP

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© 2008, XL Capital Ltd, All rights reserved

XL Reinsurance
2007 Gross Written Premium by product

Structured

products 1%

Other 9%

Marine &

Energy 4%

Property

Other 36%

Casualty 30%

Property Cat

18%

Aviation &

Satellite 2%

Diversified portfolio by line

Focus on low frequency, high severity
markets

Our casualty portfolio focuses on
specialty lines, e.g. D&O, E&O, Med-Mal

Combined ratio 2006 & 2007 < 85%

Underwriting discipline

Lean but global structure

Geographic and product diversity

Market position

Premium Breakdown (total $2.7bn)

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BB & Below

3%

AAA

49%

NR

AA

20%

A

19%

BBB

9%

ABS Other - 2%

ABS Auto - 3%

Credit Card - 2%

Core CDO

(1)

- 3%

Prime -  4%

Subprime - 2%

Alt-A - 2%

Agency - 4%

CMBS - 10%

Structured

Credit

32%

Corporates

37%

Government,

Agency & Cash

31%

Fixed Income Portfolio: $34.3 billion
As of June 30, 2008

Fixed Income Portfolio (AA rated) comprised of:

Government, Agency & Cash (AAA rated)                    $10.8bn

Corporate Credit (A rated)                                                                                  $12.6bn

Structured Credit Portfolio (AA+ rated)                 $10.9bn

(1) Core CDO are principally CLO and have no subprime exposure

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© 2008, XL Capital Ltd, All rights reserved

Strategic Realignment of Investment Portfolio Over Time

Reposition P&C portfolio to one that supports a focused P&C operation:

Reduce the book value volatility arising from the portfolio

Reduce lower rated credit

Reduce financials & CMBS

Reduce asset classes held for ‘Financial Lines’ activities

Realignment will be achieved by cash generated from:

Bond maturities & coupon reinvestment

Cashflow from business operations

Opportunistic sales

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© 2008, XL Capital Ltd, All rights reserved

Recapitalization plan

1.

Enhance Capital Position

[$2bn common]

[$500m mandatory convertibles]

Convert contingent capital facility $500m

Redemption of private placement debt $255m

Reduce dividend by 50%

2.

Fund SCA Payment of $1.775bn & incur Qtr 3 charge of $1.4bn -$1.5bn

3.

Maintain Superior Capital

Hold capital at our aspirational rating levels

Additional protection for unforeseen events

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© 2008, XL Capital Ltd, All rights reserved

Pro Forma

($millions, except per share amounts)

6/30/2008

6/30/2008

Notes Payable and Debt

2,124

1,869

Preferred Equity

1,000

1,500

Equity Security Units (Mandatory)

745

1,240

Common Shareholders’ Equity

7,769

8,391

Total Capitalization

11,638

13,000

Book Value per Share

$43.39

$29.091

Current
Ratings

Financial Strength Rating (Moody’s / S&P / AM Best / Fitch)

[A1 / A+ / A / A+]

Pro Forma Summary Capitalization

Rating agency outlook

Pro forma capitalization:

Payment of $1.775bn to SCA

Issuance of [$2.1bn] of common equity (including 8m shares issued to SCA at offer price) and
[$500]m of mandatory convertible units

Exercise option to convert our contingent capital facility of $500m

Redemption of private placement debt $255m

(1)Assumes an issuance reference price of $19.68 (based on closing price on 22-Jul-2008)

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© 2008, XL Capital Ltd, All rights reserved

Earnings Impact of SCA & Restructuring Initiatives

Quarter 2:

SCA impacts P&L by $82m:

Incur reserve on XLI guarantee of XLFA quota share $56m

Unwind of discount on XOL reserves of $4m

Charge of $22m in respect of the facultative reinsurance agreements
(including the CDS mark)

Quarter 3:

One-time charge for SCA agreement of $1.4bn -$1.5bn, which includes
XL shares issued to SCA

Cost of redemption of private placement debt: $22m

Implement expense savings: severance and other charges of $50m to
$60m, the majority of which will be in Quarter 3

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Quarterly Financial Comparison

($millions, except per share amounts)

Q2 '08

Q2 '07

Q2 '08 YTD

Q2 '07 YTD

Selected Income Statement

Gross Premiums Written

1,948

    2,231

4,883

5,504

Net Premiums Earned

1,682

    1,930

3,394

3,721

Operating Earnings

     266

         526

      543

1,066

Operating EPS

   1.50

$

        2.90

$

     3.07

$

     5.91

$

Selected Balance Sheet

Invested Assets

34,076

42,250

34,076

42,250

Common Shareholders’ Equity

7,769

10,005

7,769

10,005

Book Value per Common Share

43.39

$

  54.74

$

43.39

$

   54.74

$

Other Metrics

Combined Ratio

92.3%

 86.3%

 92.9%

   88.2%

ROE

 13.3%

  21.3%

  13.0%

   21.7%

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Outlook

Market conditions remain soft near term

Focus on maintaining strong results through difficult market conditions:

Disciplined underwriting

Expense management

Core business focus

Over the cycle continue to target superior ROE’s (>15%) from
P&C operations (excluding investment affiliates)

Maintain double digit ROE’s through this (soft) part of cycle

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© 2008, XL Capital Ltd, All rights reserved

Key Takeaways

SCA issues resolved

Initiatives announced simplify the Company
& focus on core strengths — unique dual
platform

Strengthened balance sheet through
capital raise and management action

Enhanced risk management approach
will help protect stability of earnings and
capital

Experienced management team

Position XL for
Industry-Leading
Returns

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© 2008, XL Capital Ltd, All rights reserved